UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

Crown Electrokinetics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39924	47-5423944
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1110 NE Circle Blvd.

Corvallis, Oregon 97330

(Address of principal executive offices and zip code)

(458) 212-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of Crown Electrokinetics Corp. (the “Company”) was held on January 14, 2025. As of December 16, 2024, the record date for the Special Meeting, 64,075,342 shares of common stock, par value $0.0001 per share (“Common Stock”) were issued and outstanding. Holders of 25,347,328 shares of the Company’s Common Stock were present in person or by proxy at the Special Meeting, representing approximately 39.55% of the total outstanding shares of Common Stock, constituting a quorum pursuant to the Company’s bylaws. A brief summary of the matters voted upon by stockholders at the Special Meeting is set forth below, and the proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 26, 2024. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders approved a reverse stock split of the Common Stock at a ratio of not more than 1-for-200, such ratio to be determined by the Board of Directors on or prior to December 31, 2025, in its sole discretion, based upon the following votes:

VOTES “FOR”	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
14,967,231	10,208,814	171,283	--

Proposal No. 2

The Company’s stockholders ratified the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, based upon the following votes:

VOTES “FOR”	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
20,268,416	3,522,400	1,556,512	--

Item 7.01.	Regulation FD Disclosure.

On January 14, 2025, the Company issued a press release announcing the results from the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 to the Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2025

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
	Name:	Doug Croxall
	Title:	Chief Executive Officer

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